Registration No. 333-49669

      As filed with the Securities and Exchange Commission on May 15, 2002
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933





                          HILLENBRAND INDUSTRIES, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               INDIANA                                      35-1160484
    -------------------------------                    --------------------
    (State or other jurisdiction of                    (IRS Employer
    incorporation or organization)                     Identification No.)

             700 State Route 46 East
               BATESVILLE, INDIANA                                 47006
    ----------------------------------------                    -----------
    (Address of Principal Executive Offices)                    (Zip Code)



                             1996 STOCK OPTION PLAN
                             ----------------------
                            (Full title of the plan)

                               Timothy R. Renfroe
                          Hillenbrand Industries, Inc.
                             700 State Route 46 East
                            Batesville, Indiana 47006
                            TELEPHONE: (812) 934-7682
                    -----------------------------------------
            (Name, address and telephone number of agent for service)

      The purpose of this Post-Effective Amendment No. 1 is to transfer 294,611 shares of common stock of Hillenbrand Industries, Inc. (the "Company") from this Registration Statement to the Registration Statement being filed with the Securities and Exchange Commission on May 15, 2002 with respect to the Company's Stock Incentive Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT




Item 8.    EXHIBITS

NUMBER     DESCRIPTION                           METHOD OF FILING

24.1       Substitution of Power of Attorney     Filed herewith

                                   SIGNATURES


      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Batesville, State of Indiana, on this 15th day of May, 2002.

                                      HILLENBRAND INDUSTRIES, INC.



                                      By: /S/ FREDERICK W. ROCKWOOD
                                          -------------------------------------
                                          Frederick W. Rockwood
                                          President and Chief Executive Officer



      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed below by the following persons in the capacities indicated on this 15th day of May, 2002.


SIGNATURE                             CAPACITY



/S/ FREDERICK W. ROCKWOOD             President and Chief Executive Officer and
-------------------------------       Director
    Frederick W. Rockwood


/S/ SCOTT K. SORENSEN                 Vice President and Chief Financial Officer
-------------------------------
    Scott K. Sorensen



/S/ GREGORY N. MILLER                 Vice President and Controller
-------------------------------
    Gregory N. Miller



              *                       Chairman of the Board
-------------------------------
      Ray J. Hillenbrand



              *                       Director
-------------------------------
     Daniel A. Hillenbrand

SIGNATURE                             CAPACITY



              *                       Director
-------------------------------
    John A. Hillenbrand II



              *                       Director
-------------------------------
     W August Hillenbrand



              *                       Director
-------------------------------
        Peter F. Coffaro



              *                       Director
-------------------------------
        Edward S. Davis



              *                       Director
-------------------------------
        Leonard Granoff



              *                       Director
-------------------------------
        John C. Hancock



*  By: /S/ TIMOTHY R. RENFROE
       ------------------------,
       as authorized by Power of
       Attorney dated January
       19, 1998 filed as Exhibit
       24 to this Registration
       Statement and
       Substitution of Power of
       Attorney dated May 13,
       2002 filed as Exhibit
       24.1 to this Registration
       Statement

                                  EXHIBIT INDEX



NUMBER     DESCRIPTION                           METHOD OF FILING

24.1       Substitution of Power of Attorney     Filed herewith